NYDOCS01/695842.1
                                                                    Exhibit 23.3



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 4, 1999 included in CBS Corporation's Form 11-K for the CBS Employee Investment Fund for the year ended December 31, 1998 and to all references to our Firm in this Registration Statement.





                                                      /s/  MITCHELL & TITUS, LLP
                                                      --------------------------




New York, New York
May 3, 2000